EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - July 7, 2000

The famous Tulip bulb craze of the seventeenth century compares with the Internet craze of 1999 - 2000. The focal points of speculative fervor, technology and biotech stocks, declined sharply during our second quarter. We felt comforted by our small involvement in this sector.

The Federal Reserve raised interest rates six times since June 1999, and the rates have begun to bite. An acknowledged rule of thumb says that it takes six to nine months for changing interest rates to impact the economy.

The April durable goods report showed a drop of 6.4 percent, the sharpest decline in eight years. In April, U.S. retail sales fell .2 percent; this was the second month of deceleration.

U.S. construction spending dropped .6 percent in April, its first drop in seven months. May's business index fell almost two points and its price index dropped sharply. The National Association of Purchasing Managers said the latest data "offer the possibility that manufacturer's prices may have peaked in March". Further evidence of cooling showed in the National Association of Purchasing Manager's index of manufacturing activity, which dropped 2.6% to
51.8 in June, its fourth consecutive monthly decline. This index is at its lowest level since January of 1999.

When this index is over 50, an expanding manufacturing sector is indicated. A drop to 43.5, signals an economic decline.

Residential mortgage demand is declining, banks are more cautious in lending, and the market for new issues of securities has dried to a trickle.

When combined, these indicators equate to an automobile's speedometer. It appears the Fed's application of pressure to the economic brakes may avoid putting us through the windshield. It is a delicate process.

In coming months, we shall be watching four key components to determine the course of the economy. First, speed of demand growth must continue to slow. Second, core price increases must remain low. The core personal consumption price index (excluding food and energy) is rising at a 1.6% rate. Third, advances in productivity must continue to grow. Growth has been at 4% for the last few years. This may be the magic minimum number. Fourth, the labor market must not tighten more. The unemployment rate may need to go up a bit. Bad news for one group may be good news for the economy.

Wall Street was hypnotized by wild pricing of speculative stocks, but is now turning to a more traditional valuation process.

Lower prices have induced us to buy in a number of issues we believe offer good opportunity: French Fragrance, Alza, Blue Rhino, Cohesion Technology, Hummingbird Communications, Ibis Technology, and Maxwell Technologies.

We look forward to the second half of the year 2000 and the opportunities we expect to find.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 2000,

 Shares                                                              Value
--------                                                           ----------
                           COMMON STOCKS - 84.0%
                                BANKS - 5.6%
 8,000      BancWest Corp...................................       $  149,500
                                                                   ----------
                       BIOTECHNOLOGY & DRUGS - 3.8%
 2,000     *Alza Corp.......................................          101,625
                                                                   ----------
                      BROADCASTING/CABLE TV - 11.4%
 4,000     *AT&T Liberty Media Group, Cl "A"................          177,250
 2,000     *Cablevision Systems Corp........................          125,250
                                                                   ----------
                                                                      302,500
                                                                   ----------
                           CONSTRUCTION - 2.1%
 3,000      Lennar Corp.....................................           56,625
                                                                   ----------
                        CONSUMER PRODUCTS - 9.6%
10,000     *Applica Incorporated ...........................          147,500
14,000     *French Fragrances, Inc..........................          106,750
                                                                   ----------
                                                                      254,250
                                                                   ----------
                     DIVERSIFIED ELECTRONICS - 1.6%
 3,000     *Maxwell Technologies, Inc.......................           41,625
                                                                   ----------
                       FINANCIAL SERVICES - 9.2%
 3,000      Federal Home Loan Corp..........................          133,500
 2,000      First Data Corp.................................          112,125
                                                                   ----------
                                                                      245,625
                                                                   ----------
                       FUEL DISTRIBUTION - 1.9%
 6,000     *Blue Rino Corp..................................           51,375
                                                                   ----------
                          INSURANCE - 6.0%
 2,000     *First Health Group Corp.........................           70,000
 3,400      Leucadia National Corp..........................           88,613
                                                                   ----------
                                                                      158,613
                                                                   ----------
                 MEDICAL EQUIPMENT & SUPPLIES - 1.2%
 3,000     *Cohesion Technologies, Inc......................           32,062
                                                                   ----------


 Shares                                                              Value
--------                                                           ----------
                         REAL ESTATE - 7.7%
 5,000      LNR Property Corporation........................       $   96,875
10,000      United Dominion Realty Trust, Inc...............          107,500
                                                                   ----------
                                                                      204,375
                                                                   ----------
                       RETAIL SPECIALTY - 5.8%
 5,000     *BJs Wholesale Club..............................          155,000
                                                                   ----------
                        SEMICONDUCTORS - 1.6%
 1,200     *Ibis Technology Corp............................           42,000
                                                                   ----------
                           SOFTWARE- 2.9%
 2,000     *Hummingbird Communications......................           77,250
                                                                   ----------
                          UTILITIES - 7.5%
11,576     *Southern Union Co...............................          199,686
                                                                   ----------
                 WASTE MANAGEMENT SERVICES- 6.1%
 8,000     *Stericycle Co...................................          162,000
                                                                   ----------
		Total Value of Common Stocks
              (cost $1,684,366).............................        2,234,111
                                                                   ----------

Principal
 Amount
---------
                 SHORT-TERM INVESTMENTS - 15.5%
$ 410M      US. Treasury Bill 4.90 % due 06/01/2000
                (cost $ 410,000)............................          410,000
                                                                   ----------
             Total Value of Investments
                (cost $2,094,366)....................  99.5%        2,644,111
             Other Assets, less Liabilities..........   0.5	           14,172
                                                      ------       ----------
             Net Assets.............................. 100.0%       $2,658,283
                                                      ======       ==========


* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2000

ASSETS
     Investments in securities, at value
     (identified cost $2,094,366) (Note 1-A)...                    $2,644,111
   Cash........................................                        21,789
   Dividends receivable........................                         1,360
   Other assets................................                           757
                                                                   ----------
      TOTAL ASSETS.............................                     2,668,017


LIABILITIES
   Payable for capital stock redeemed..........      $    1,569
   Accrued advisory and administrative fees....           2,215
   Other accrued expenses......................           5,950
                                                     ----------
      TOTAL LIABILITIES........................                         9,734
                                                                   ----------
NET ASSETS.....................................                    $2,658,283
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($2,658,283 / 236,195 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $11.25
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,097,271
   Undistributed net investment deficit........                      (18,709)
   Accumulated net realized gain on investments                       29,976
   Net unrealized appreciation in value of
     investments...............................                      549,745
                                                                  ----------
      TOTAL....................................                   $2,658,283
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $11.25
   Sales commission:  8 1/2% of offering price*                         1.05
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $12.30
                                                                      ======

   Redemption price............................                       $11.25
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2000

INVESTMENT INCOME
  Income:
    Dividends..................................$ 15,077
    Interest...................................  12,008
                                               --------
          TOTAL INCOME.........................              $  27,085

  Expenses (Note 4):
    Investment advisory fee ..................   10,589
    Professional fees.........................    8,285
    Transfer agent and dividend disbursing
         agent's fees and expenses............    9,932
    Registration fees.........................    5,590
    Reports and notices to shareholders.......    4,590
    Administrative fee........................    3,530
    Custodian fees............................    2,820
    Other expenses............................    2,237
                                               --------
          TOTAL EXPENSES......................   47,573
          Less: Custodian fees paid indirectly.   1,779        45,794
                                               --------      --------
          INVESTMENT INCOME-NET................               (18,709)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  30,887
    Net unrealized depreciation of
        investments............................(134,365)
                                               --------
          Net loss on investments..............              (103,478)
                                                             --------
    NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................             $(122,187)
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months     Year Ended
                                                       Ended       November 30,
                                                    May 31, 2000      1999
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)...................   $  (18,709)   $    3,469
  Net realized gain on investments...............       30,887       193,819
  Net unrealized depreciation of investments.....     (134,365)     (137,012)
                                                    ----------    ----------
     Net increase (decrease) in net assets
        resulting from operations................     (122,187)       60,276

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......... .. .............       (3,469)      ----
  Net realized gain on investments...............     (194,646)     (144,520)
CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....       71,960      (109,266)
                                                    ----------    ----------
     Net decrease in net assets..................     (248,342)     (193,510)

NET ASSETS
  Beginning of year..............................    2,906,625     3,100,135
                                                    ----------    ----------
  End of period (including undistributed net
    investment income (deficit) of ($18,709)
    and $3,469, respectively)....................   $2,658,283     2,906,625
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on May 31, 2000. Short-term obligations are stated at amortized cost which approximates fair value.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 2000 there were 236,195 shares outstanding. Transactions in capital stock were as follows:

                              Six Months Ended          Year Ended
                                May 31, 2000         November 30, 1999
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------
Capital stock sold..........  12,471   $ 145,548     26,706   $ 329,434
Capital stock issued in
reinvestment of
distributions...............  15,617     191,787     11,188     138,732
Capital stock redeemed...... (22,489)   (265,375)   (46,601)   (577,432)
                            --------   ---------   --------   ---------
Net increase (decrease).....   5,599   $  71,960     (8,707)  $(109,266)


                                       6

                            EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
   For the six months ended May 31, 2000, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $519,861 and $410,021 respectively.

   At May 31, 2000, the cost of investments for Federal income tax purposes was $2,094,366. Accumulated net unrealized appreciation on investments was $549,745 consisting of $602,527 gross unrealized appreciation and $52,782 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund.  For the six months ended
May 31, 2000, BFC received $303 in commissions from the sale of Fund shares.

   Directors of the Fund who are not affiliated with BFC received directors' fees aggregating $500 and the Fund's Custodian has provided credits in the amount of $1,779 against custodian charges based on the uninvested cash balances of the Fund.

                                       7

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.



                                 Six Months
PER SHARE DATA                      Ended        Year  Ended  November  30, 1999
--------------                     May 31,  ------------------------------------------
                                    2000     1999     1998     1997     1996     1995
                                   ------   ------   ------   ------   ------   ------
Net Asset Value,
   Beginning of Year...............$12.60   $12.95   $14.86   $13.57   $12.79   $10.93
                                   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....... (0.08)    0.02    (0.07)   (0.14)   (0.05)   (0.14)
Net Realized & Unrealized Gain
  (Loss) on Investments............ (0.40)    0.24    (0.20)    1.92     1.71     2.05
                                   ------   ------   ------   ------   ------   ------
Total From Investment Operations... (0.48)    0.26    (0.27)    1.78     1.66     1.91
                                   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............  0.02     --       --       --       --       --
Net Realized Gains.................  0.85     0.61     1.64     0.49     0.88     0.05
                                   ------   ------   ------   ------   ------   ------
Total Distributions...............   0.87     0.61     1.64     0.49     0.88     0.05
                                   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period.....$11.25   $12.60   $12.95   $14.86   $13.57   $12.79
                                   ======   ======   ======   ======   ======   ======

TOTAL RETURN*(%)................... (4.43)    2.08    (1.76)   13.62    13.82    17.53
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................$2,658   $2,906   $3,100   $3,280   $3,060   $2,804
Ratio to Average Net Assets:
  Expenses (%)..................... 3.37 (a)  3.01     2.67     2.75     2.58     3.44
  Net Income (Loss) (%)............(1.20)(a)  0.23    (0.50)   (0.95)   (0.43)   (1.27)
Ratio to Average Net Assets Before
  Expense Reimbursements:
  Expenses (%)..................... 3.37 (a)  3.01     2.67     2.75     2.69     4.44
  Net Income (Loss) (%)............(1.20)(a)  0.23    (0.50)   (0.95)   (0.54)   (2.27)

Portfolio Turnover Rate (%)........   18        95       33       47       24       51


*  Calculated without sales charge.

                      See notes to financial statements

                      INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of May 31, 2000, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 1999 and financial highlights for the six months ended May 31, 2000 and each of the three years in the period ended November 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1996,were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at May 31, 2000, and the results of its operations for the six months then ended, changes in its net assets for the six months then ended and the year ended November 30, 1999 and financial highlights for the six months ended May 31, 2000 and each of the three years in the period ended November 30, 1999, in conformity with generally accepted accounting principles.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 19, 2000

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                     SEMI-ANNUAL
                                                        REPORT

                                                     MAY 31, 2000

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.